UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2009

MB FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	0-24566-01	36-4460265
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

800 West Madison Street, Chicago, Illinois 60607

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 422-6562

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure

Forward-Looking Statements

When used in this Current Report on Form 8-K and in other reports filed with or furnished to the Securities and Exchange Commission, in press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases “believe,” “will,” “should,” “will likely result,” “are expected to,” “will continue” “is anticipated,” “estimate,” “project,” “plans,” or similar expressions are intended to identify “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the Corus Bank and InBank transactions will not be realized, whether because of the possibility that the planned run-off of deposits and balance sheet shrinkage following the Corus Bank transaction might not occur under the time frames we anticipate or at all, or due to other factors; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors.

MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made.

Set forth below are investor presentation materials.

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Investor Presentation November 2009

When used in this presentation and in filings with the Securities and Exchange Commission, in other press releases or other public shareholder communications, or in oral statements made with the approval of an authorized executive officer, the words or phrases "believe," "will," "should," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date made. These statements may relate to our future financial performance, strategic plans or objectives, revenues or earnings projections, or other financial items. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements. Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the following: (1) expected cost savings, synergies and other benefits from our merger and acquisition activities might not be realized within the anticipated time frames or at all, and costs or difficulties relating to integration matters, including but not limited to customer and employee retention, might be greater than expected; (2) the possibility that the expected benefits of the Corus Bank and InBank transactions will not be realized, whether because of the possibility that the planned run-off of deposits and balance sheet shrinkage following the Corus Bank transaction might not occur under the time frames we anticipate or at all, or due to other factors; (3) the credit risks of lending activities, including changes in the level and direction of loan delinquencies and write-offs and changes in estimates of the adequacy of the allowance for loan losses, which could necessitate additional provisions for loan losses, resulting both from loans we originate and loans we acquire from other financial institutions; (4) results of examinations by the Office of Comptroller of Currency and other regulatory authorities, including the possibility that any such regulatory authority may, among other things, require us to increase our allowance for loan losses or write-down assets; (5) competitive pressures among depository institutions; (6) interest rate movements and their impact on customer behavior and net interest margin; (7) the impact of repricing and competitors’ pricing initiatives on loan and deposit products; (8) fluctuations in real estate values; (9) the ability to adapt successfully to technological changes to meet customers’ needs and developments in the market place; (10) our ability to realize the residual values of our direct finance, leveraged, and operating leases; (11) our ability to access cost-effective funding; (12) changes in financial markets; (13) changes in economic conditions in general and in the Chicago metropolitan area in particular; (14) the costs, effects and outcomes of litigation; (15) new legislation or regulatory changes, including but not limited to changes in federal and/or state tax laws or interpretations thereof by taxing authorities and other governmental initiatives affecting the financial services industry; (16) changes in accounting principles, policies or guidelines; (17) our future acquisitions of other depository institutions or lines of business; and (18) future goodwill impairment due to changes in our business, changes in market conditions, or other factors. MB Financial does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date on which the forward-looking statement is made. Forward Looking Statements

Company highlights Premier middle-market franchise in Chicago MSA Chicago-based bank with a strong position in affluent DuPage and Cook counties Strategically located to have access to ~80% of middle-market companies in the Chicago MSA Well-positioned for opportunistic acquisitions in core geographies Consolidator of failed banks (e.g. Corus Bank, InBank and Heritage Community Bank) Track record of being disciplined acquiror and experienced integrator Well-diversified, growing core revenue base Sound credit and investment portfolio management Robust credit infrastructure Strong allowance for loan losses and non-performing loan coverage ratios Investment portfolio focused on traditional products Strong and experienced management team

MB Financial is a leading commercial bank serving the Chicago market

Lines of business

Commercial Banking

- Largest, most developed business unit, drives company performance
  - +15% CAGR
- Loans to middle-market companies with revenues ranging from $5 to $100mm
- Over 100 calling officers with 20+ years average experience
- Treasury management products for companies of all sizes

Retail Banking

- Provides the majority of the funding for commercial lending business
  - Provides 70% of deposits
  - Provides 16% of loans
- Improved core funding to 89% of total funding from 73% a year ago
- Greatly reduced reliance on CDs over last twelve months

Wealth Management

- Rapidly growing private bank that targets wealthy individuals (~$3.5bn AUM)
- Asset management and trust focus
- Brokerage services through branch network

Source: Company management, SNL Financial
Note: Business line financial data as of September 30, 2009

Chicago MSA – 88 branches


Chicago
Lake
Kane
DuPage
Cook
Will
Chicago
Cook

- MB Financial Bank
- Branches acquired from Corus transaction
- Branches acquired from InBank transaction

Branches strategically located in Chicago MSA have access to ~80% of middle-market companies

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Source: Company filings, press releases Asset quality deterioration is concentrated in construction lending Consumer $17.0mm (6%) Construction $203.3mm (71%) Commercial Real Estate $48.4mm (17%) Commercial and Lease $17.9mm (6%) NPL composition (as of September 30, 2009) Asset quality ratios as of September 30, 2009 Non-performing loans to total loans 4.41% Non-performing assets to total assets 2.19% Allowance for loan losses to non-performing loans 66.02% Allowance for loan losses to non-performing loans including partial charge-offs taken 70.74% As of September 30, 2009 Non-Performing Construction Loans % of Loan Balance Reserved Total NPLs % of Loan Including Partial ($mm) Balance Reserved Charge-Offs Residential construction-related credits: Unimproved land $6.2 44% 63% Improved land and single-family construction 64.4 31 40 Condominiums 52.0 24 24 Apartments 4.1 31 31 Townhomes 26.7 37 43 Total residential construction-related credits $153.4 30% 37% Commercial construction-related credits: Unimproved land $1.5 40% 40% Improved lots and construction 22.9 19 25 Industrial 1.8 - - Office, retail and hotel 23.7 34 34 Schools - - - Medical - - - Total commercial construction-related credits $49.9 26% 29% Total construction loans $203.3 29% 35%

Diversified commercial real estate portfolio Commercial real estate portfolio (as of September 30, 2009) Industrial 13% Office 7% Retail 17% Commercial 6% Multifamily 21% Owner-occupied1 23% Healthcare 9% Church and schools 1% Other 3% Source: Company management 1 Includes owner-occupied loans for all commercial real estate categories  As of September 30, 2009 Total Loans ($mm) % of Total Loans Commercial real estate loans: Owner occupied1 554.3 8.5% Multifamily 492.7 7.6% Retail 408.9 6.3% Industrial 325.8 5.0% Healthcare 213.3 3.3% Office  177.1 2.7% Commercial 153.5 2.4% Other (includes InBank CRE loans) 102.2 1.6% Church and school 18.9 0.3% Total commercial real estate loans $2,446.9 37.7%

Chicago MSA rankings Strong position in one of the nation’s leading MSAs Market share of top 3 banks in 10 largest U.S. MSAs Source: SNL Financial Note: Data as of June 30, 2009 (SNL data reflects acquisitions post June 30, 2009) 1 Assuming MB Financial retains $2.0bn planned core deposits from Corus transaction Rank Institution Branches Total deposits in market ($mm) Total market share (%) 1 JPMorgan Chase 418 45,011 15.9 2 Bank of America 192 33,215 11.7 3 Harris (Bank of Montreal) 215 24,442 8.6 4 MB Financial 93 13,492 4.8 5 Northern Trust 19 13,256 4.7 6 PNC Financial Services 137 11,294 4.0 7 Citigroup 74 9,861 3.5 8 Wintrust Financial 75 8,729 3.1 9 Fifth Third 180 8,633 3.1 PF MB Financial 1 88 8,584 3.0 10 PrivateBancorp 22 8,351 3.0 All other institutions 1,826 106,746 37.7 MSA Total 3,251 283,032 100.0 36.3% 40.1% 41.1% 46.8% 49.2% 50.1% 64.6% 70.1% 86.7% 94.4% 0% 20% 40% 60% 80% 100% Chicago Miami Philadelphia Los Angeles Boston New York Dallas San Francisco Las Vegas Charlotte `

74 of these banks are experiencing credit stress and have a Texas Ratio greater than 50% 72 of these banks have a non-performing assets to total assets ratio greater than 5% Source: SNL Financial, Company filings as of September 30, 2009 1 Texas Ratio = Non-performing assets divided by (total tangible equity plus loan loss reserve) 165 banks in Chicago MSA with assets greater than $100mm Market dislocation may create in-market opportunities Number of local banks < 50% MB is here (30%) >= 50% & < 75% >= 75% & < 100% >= 100% Number of local banks < 3% >= 3% & < 5% >= 5% & < 10% >= 10% MB is here (2.19%) 54% 15% 10% 18% 30% 25% 22% 21% Texas Ratio Frequency¹ NPAs / Assets Frequency 31 91 26 17 35 51 42 37

Transaction overview Key transaction metrics On September 11, 2009, Corus Bank (Chicago, Illinois) was closed; FDIC was appointed receiver MB Financial assumed all of the deposits of Corus Bank ($6.5n) at a premium of ~20bps Estimated long run core deposits of $1.6bn to $2.4bn once higher rate CD and money market accounts are run-off Estimated spread on these deposits of 200 to 250 basis points Assumes investment yield of 3.50% Assumes average cost of funds of 1.00% to 1.50% Estimated operating costs (net of fee revenue) of approximately 100 basis points Financially attractive and compelling Complementary branch footprint with 90-day purchase/lease option for 11 offices Accretive to earnings Internal rate of return of at least 30% Corus Transaction - updated based on actual results through 9/30/09 At announcement ($) Deposits acquired $6.5bn Estimated long-term core deposits 1.6bn to 2.4bn Assets acquired Cash, cash equivalents and investment grade securities 6.5bn Loans 26mm Core deposit intangibles created 14mm

Summary balance sheet - updated based on actual results through 9/30/09 1 Expected run-off of primarily out-of-market Corus deposits and repayment of borrowings. 2 Projected balance sheet at 12/31/09 simply reflects our 9/30/09 balance sheet adjusted for Corus deposit run-off and related balance sheet changes. Reflects long run Corus deposits of $2.0bn. We estimate that long run Corus deposits will range from $1.6bn to $2.4bn. ($ in millions) Actual 9/30/09 Planned run-off and debt repayment 1 Projected 2 12/31/09 Assets Cash and cash equivalent $2,675 $(2,550) $125 Investment securities 4,065 (796) 3,269 Net loans 6,310 - 6,310 Other assets 1,085 - 1,085 Total assets $14,135 $(3,346) $10,789 Liabilities and stockholders' equity Liabilities Deposits $11,430 $(2,846) $8,584 Borrowings 1,286 (500) 786 Other liabilities 147 - 147 Total liabilities $12,863 $(3,346) $9,517 Total stockholders’ equity $1,272 - $1,272 Total liabilities and stockholders’ equity $14,135 $(3,346) $10,789 Tangible common equity / tangible assets 4.9% 6.4% Tangible common equity / risk-weighted assets 9.0% 9.0% Loans / deposits 57% 76%

InBank Transaction

Transaction overview

- On September 4, 2009, InBank (Oak Forest, Illinois) was closed; FDIC was appointed receiver
- MB Financial (MBFI) assumed all of the local deposits of InBank and acquired all assets at a discount of $70mm
  - Excellent deposit base with 66% consisting of low cost (DDA, MMDA and Savings) accounts at weighted-average rate of 0.40%
  - Loans acquired at a substantial discount
  - Immediately accretive to MBFI
  - Capital creating (Pre-tax gain of $10mm)
  - 90-day option to purchase the Bank's owned premises and equipment or assume leases on the leased branches

Key transaction metrics

At announcement	($mm)
Assets acquired (net of discount)	$146
Loans acquired (net of discount)	101
Deposits acquired (net of certain brokered accounts)	135
Deposit premium	0
Core deposit intangibles created	0
Estimated pre-tax gain	10

InBank deposit mix

Total = $135mm


Non-interest bearing $25mm (18%)
Savings $23mm (17%)
NOW and MMDA $37mm (27%)
Time deposits $50mm (37%)

Source: Company filings, SNL Financial

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Track record of being a disciplined acquiror and experienced integrator

FSL Holdings (Chicago, IL)
- February 8, 2001
- $41mm all cash

First Lincolnwood (Lincolnwood, IL)
- December 27, 2001
- $35mm all cash
- Acquired $227mm in assets and $183mm in deposits

LaSalle Systems Leasing, Inc.
- July 22, 2002
- $31mm cash, $5mm MBFI stock, $4mm in deferred payments

First SecurityFed Financial (Chicago, IL)
- January 9, 2004
- $67mm in stock; $73mm cash
- Acquired $501mm in assets and $314mm in deposits

Cedar Hill Associates, LLC (Chicago, IL)
- April 18, 2008
- Asset management firm with approximately $960mm in assets under management
- Acquired 80% interest

InBank (Oak Forest, IL)
- September 4, 2009
- FDIC-assisted transaction
- Acquired $146mm in assets (net of discount) and $135mm in deposits

2000 2002 2004 2006 2008 2009

MidCity Financial (Chicago, IL)
- April 19, 2001
- $275mm all stock
- Merger of equals
- Combined assets and deposits of $3,465mm and $2,822mm, respectively

South Holland Bancorp (South Holland, IL)
- November 1, 2002
- $93mm all cash
- Acquired $532mm in assets and $454mm in deposits

First Oak Brook Bancshares (Oak Brook, IL)
- May 1, 2006
- $297mm in stock; $74mm cash
- Acquired $2,362mm in assets and $1,914mm in deposits

Heritage Community Bank (Glenwood, IL)
- February 27, 2009
- FDIC-assisted transaction
- Entered into a loss-sharing agreement with the FDIC on all purchased assets

Corus Bank (Chicago, IL)
- September 11, 2009
- FDIC-assisted transaction
- Acquired $6.5bn in deposits, of which MB Financial plans to retain $1.6bn - $2.4bn of core local deposits

Source: Company filings, SNL Financial, press releases
Note: Transaction dates indicate announcement date

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mb

Summary Premier middle-market franchise in Chicago MSA Well-positioned for opportunistic acquisitions in core geographies Well-diversified, growing core revenue base Sound credit and investment portfolio management Strong and experienced management team

Appendix

Non-GAAP disclosure reconciliations This presentation contains certain financial information determined by methods other than in accordance with accounting principles generally accepted in the United States of America (GAAP). These measures include net interest margin on a fully tax equivalent basis; ratios of tangible common equity to risk weighted assets and tangible common equity to assets. Our management uses these non-GAAP measures in its analysis of our performance. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest income and net interest margin on a fully tax equivalent basis, and accordingly believes that providing these measures may be useful for peer comparison purposes. The other measures exclude the ending balances of acquisition-related goodwill and other intangible assets, net of tax benefit, in determining tangible stockholders’ equity. Management believes the presentation of these other financial measures excluding the impact of such items provides useful supplemental information that is helpful in understanding our financial results, as they provide a method to assess management’s success in utilizing our tangible capital. These disclosures should not be viewed as substitutes for the results determined to be in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures that may be presented by other companies. The following table reconciles net interest margin on a fully tax equivalent basis to net interest margin for the periods presented: Nine months ended Sept. 30, 2003 2004 2005 2006 2007 2008 2009 Net interest margin 3.72% 3.67% 3.62% 3.40% 3.20% 3.03% 2.89% Plus: Tax equivalent effect 0.08% 0.10% 0.12% 0.11% 0.12% 0.13% 0.13% Net interest margin, fully tax equivalent 3.80% 3.77% 3.74% 3.51% 3.32% 3.16% 3.02%

The following table presents a reconciliation of tangible common equity to shareholders’ common equity (in thousands): Non-GAAP disclosure reconciliations (continued) September 30, December 31, March 31, June 30, September 30, 2008 2008 2009 2009 2009 889,521 $ 875,799 $ 841,477 $ 856,141 $ 1,078,496 $ Less: goodwill 387,069 387,069 387,069 387,069 387,069 Less: other intangible, net of tax benefit 17,348 16,754 17,545 16,897 25,582 485,104 $ 471,976 $ 436,863 $ 452,175 $ 665,845 $ Common stockholders' equity - as reported Tangible common equity

Investor Presentation November 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, MB Financial, Inc. has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 6th day of November, 2009.

MB FINANCIAL, INC.

By:	/s/ Jill E. York
Jill E. York
Vice President and Chief Financial Officer
(Principal Financial and Principal Accounting Officer)

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